Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
20. Subsequent Events

On March 12, 2024, the Company announced that the board of directors declared a cash dividend of $0.05 per share of the Company’s common stock for the fourth quarter of 2023, payable on April 25, 2024 to all shareholders of record as of the close of business New York time on April 4, 2024. The aggregate amount of the dividend is expected to be approximately $3.7 million, which the Company anticipates will be funded from cash on hand.

We have repurchased and canceled 33,064 shares between December 31, 2023 and March 27, 2024, resulting in 73,175,552 shares outstanding as of March 27, 2024.